EXHIBIT 21
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                           TSR, INC. AND SUBSIDIARIES
                   LIST OF SUBSIDIARIES TO REPORT ON FORM 10-K
                         FISCAL YEAR ENDED MAY 31, 2007



            NAME                                STATE OF INCORPORATION/FORMATION
            ----                                --------------------------------

 TSR Consulting Services, Inc.                             New York
 Logixtech Solutions, LLC                                  Delaware